EXHIBIT 10.24

AMENDMENT NO. 8 TO

COMMITMENT LETTER

This AMENDMENT NO. 8 TO COMMITMENT LETTER (the “Amendment”) is made and entered into as of December 20, 2004 by and between Countrywide Warehouse Lending (“Lender”), Encore Credit Corp., Bravo Credit Corporation and ECC Capital Corporation (collectively “Borrower”). This Amendment amends that certain Commitment Letter by and between Lender and Borrower dated as of November 14, 2003 (the “Commitment Letter”), which supplements that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of May 13, 2002 (as may be amended from time to time, the “Credit Agreement”).

R E C I T A L S

Lender and Borrower have previously entered into the Commitment Letter and Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Commitment Letter shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Aggregate Credit Limit. Lender and Borrower agree that the Aggregate Credit Limit of the Commitment Letter shall be deleted in its entirety and replaced with the following:

“Aggregate Credit Limit:	Three Hundred Million Dollars ($300,000,000) through February 28, 2005; thereafter, Two Hundred Million Dollars ($200,000,000). During the Effective Period of the Credit Agreement, $1,000,000 of the Aggregate Credit Limit shall be for the exclusive use of Bravo Credit Corporation $1,000,000 of the Aggregate Credit Limit shall be for the exclusive use of ECC Capital Corporation, but will remain the obligations of Encore Credit Corp., Bravo Credit Corporation and ECC Capital Corporation. Borrower shall be obligated to verify that the exclusive limit for ECC Capital Corporation is adhered to prior to requesting an advance.”

2.	Over/Under Account Minimum Balance. Lender and Borrower agree that the Over/Under Account Minimum Balance (Section 3.5 (a)) of the Commitment Letter shall be deleted in its entirety and replaced with the following:

“Over/Under Account Minimum Balance: Borrower to maintain an Over/Under Account Minimum Balance of the sum of (a) Two Million Two Hundred and Twenty Five Thousand Dollars ($2,250,000) through February 28, 2005 or until the outstanding Advances under the Credit Agreement is less than $200,000,000, thereafter $1,500,000, plus (b) 75% of the outstanding Advances under the Credit-Off Feature plus the historical indication of the fallout rate multiplied by the sum of the original loan amount financed by Lender for each commitment to Countrywide Securities Corp, times 100% minus the Tranche “D” Advance Rate. During the Effective Period of the Credit Agreement, Lender to pay interest on a monthly basis on the Over/Under Account Minimum Balance at an annualized rate of 30 day LIBOR less 50 basis points.”

3.	No Other Amendments; Conflicts with Previous Amendments. Other than as expressly modified and amended herein, the Commitment Letter shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Commitment Letter and Credit Agreement. To the extent any amendments to the Commitment Letter contained herein conflict with any previous amendments to the Commitment Letter, the amendments contained herein shall control.

4.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

5.	Facsimiles: Facsimile signatures shall be deemed valid and binding to the same extent as the original.

[Signature Page To Follow]

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING		ENCORE CREDIT CORP.

By:	/s/ Richie Walia	By:	/s/ William E. Moffatt
	Signature		Signature

Name:	Richie Walia	Name:	William E. Moffatt
Title:	First Vice President	Title:	Treasurer

BRAVO CREDIT CORPORATION

		By:	/s/ John Kontoulis
Signature

		Name:	John Kontoulis
		Title:	Executive Vice President

ECC CAPITAL CORPORATION

		By:	/s/ William E. Moffatt
Signature

		Name:	William E. Moffatt
		Title:	Treasurer